UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 23, 2024

Date of Report (Date of earliest event reported)

Kairous Acquisition Corp. Limited

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41155	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 39 Marina Bay Financial Centre Tower 2, 10 Marina Boulevard, City Singapore 018983, Singapore	018983
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +662-255-6851340

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of one ordinary share	KACLU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	KACL	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 included as part of the units	KACLW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one ordinary share	KACLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 5, 2023, Kairous Acquisition Corp. Limited (the “Company”) received a written notification from the Listing Qualifications Department of Nasdaq (“Staff”) on April 3, 2023 (the “April Notice”). The April Notice indicated that the Company did not meet the $50,000,000 minimum market value of listed securities required to maintain continued listing on the Nasdaq Global Market as set forth in Nasdaq Marketplace Rule 5450(b)(2)(A) for the 30-business day period ended March 31, 2023. Under applicable Nasdaq rules, the Company has 180 calendar days from the date of the April Notice, or until October 2, 2023, to regain compliance by meeting the continued listing requirements, namely when the market value of listed securities closes at $50,000,000 or more for a minimum of 10 consecutive business days.

The Company’s management applied for a transfer of listing to The Nasdaq Capital Market in September of 2023. The Company believed that as a result of this transfer to the Nasdaq Capital Market, the Company regained compliance with the Nasdaq rules no later than September 29, 2023.

On February 23, 2024, the Company received a written notification from Staff dated February 23, 2024 (the “February Notice”). The February Notice indicated that the Company did not meet the $50,000,000 minimum market value of listed securities required to maintain continued listing as set forth in Nasdaq Marketplace Rule 5450(b)(2)(A) for the 30-business day period ended February 22, 2024.

The Company believes that the February Notice was sent by mistake, and on February 23, 2024 the Company’s counsel discussed the issue with the Staff.

On February 28, 2024, the Company received another written notification from Staff indicating that Staff approved the Company’s application to list its ordinary shares, warrants, rights and units on The Nasdaq Capital Market (the “Capital Market”). The Company’s securities will be transferred to the Capital Market at the opening of business on March 1, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024	Kairous Acquisition Corp. Limited

	By:	/s/ Athiwat Apichote
	Name:	Athiwat Apichote
	Title:	Chief Executive Officer